Financial instruments and financial risk factors	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
Financial instruments and financial risk factors	Financial instruments and financial risk factors
The accounting classification of each category of financial instruments and their carrying amounts are set out below.

					$ million
At 31 December 2020	Note	Measured at amortized cost	Mandatorily measured at fair value through profit or loss	Derivative hedging instruments	Total carrying amount
Financial assets
Other investments	18	—	3,079	—	3,079
Loans		929	369	—	1,298
Trade and other receivables	20	20,252	—	—	20,252
Derivative financial instruments	30	—	10,049	2,698	12,747
Cash and cash equivalents	25	24,905	6,206	—	31,111
Financial liabilities
Trade and other payables	22	(44,960)	—	—	(44,960)
Derivative financial instruments	30	—	(8,320)	(82)	(8,402)
Accruals		(5,502)	—	—	(5,502)
Lease liabilities	28	(9,262)	—	—	(9,262)
Finance debt	26	(72,664)	—	—	(72,664)
		(86,302)	11,383	2,616	(72,303)
29. Financial instruments and financial risk factors – continued

					$ million
At 31 December 2019	Note	Measured at amortized cost	Mandatorily measured at fair value through profit or loss	Derivative hedging instruments	Total carrying amount
Financial assets
Other investments	18	—	1,445	—	1,445
Loans		906	63	—	969
Trade and other receivables	20	24,271	—	—	24,271
Derivative financial instruments	30	—	9,984	483	10,467
Cash and cash equivalents	25	18,183	4,289	—	22,472
Financial liabilities
Trade and other payables	22	(55,891)	—	—	(55,891)
Derivative financial instruments	30	—	(8,122)	(676)	(8,798)
Accruals		(6,062)	—	—	(6,062)
Lease liabilities	28	(9,722)	—	—	(9,722)
Finance debt	26	(67,724)	—	—	(67,724)
		(96,039)	7,659	(193)	(88,573)
The fair value of finance debt is shown in Note 26. For all other financial instruments within the scope of IFRS 9, the carrying amount is either the fair value, or approximates the fair value.
Information on gains and losses on derivative financial assets and financial liabilities classified as measured at fair value through profit or loss is provided in the derivative gains and losses section of Note 30. Fair value gains and losses related to other assets and liabilities classified as measured at fair value through profit or loss totalled a net gain of $367 million (2019 net loss of $129 million). Dividend income of $17 million (2019 $20 million) from investments in equity instruments classified as measured at fair value through profit or loss is presented within other income - see Note 7.
Interest income and expenses arising on financial instruments are disclosed in Note 7.
Financial risk factors
The group is exposed to a number of different financial risks arising from natural business exposures as well as its use of financial instruments including market risks relating to commodity prices; foreign currency exchange rates and interest rates; credit risk; and liquidity risk.
The group financial risk committee (GFRC) advises the group chief financial officer (CFO) who oversees the management of these risks. The GFRC is chaired by the CFO and consists of a group of senior managers including the group treasurer and the heads of the group finance, tax and the integrated supply and trading functions. The purpose of the committee is to advise on financial risks and the appropriate financial risk governance framework for the group. The committee provides assurance to the CFO and the group chief executive (GCE), and via the GCE to the board, that the group’s financial risk-taking activity is governed by appropriate policies and procedures and that financial risks are identified, measured and managed in accordance with group policies and group risk appetite.
The group’s trading activities in the oil, natural gas, LNG and power markets are managed within the integrated supply and trading function. Treasury holds foreign exchange and interest-rate products in the financial markets to hedge group exposures related to debt and hybrid bond issuance; the compliance, control, and risk management processes for these activities are managed within the treasury function. All other foreign exchange and interest rate activities within financial markets are performed within the integrated supply and trading function and are also underpinned by the compliance, control and risk management infrastructure common to the activities of bp’s integrated supply and trading function. All derivative activity is carried out by specialist teams that have the appropriate skills, experience and supervision. These teams are subject to close financial and management control.
The integrated supply and trading function maintains formal governance processes that provide oversight of market risk, credit risk and operational risk associated with trading activity. A policy and risk committee approves value-at-risk delegations, reviews incidents and validates risk-related policies, methodologies and procedures. A commitments committee approves the trading of new products, instruments and strategies and material commitments.
In addition, the integrated supply and trading function undertakes derivative activity for risk management purposes under a control framework as described more fully below.
(a) Market risk
Market risk is the risk or uncertainty arising from possible market price movements and their impact on the future performance of a business. The primary commodity price risks that the group is exposed to include oil, natural gas and power prices that could adversely affect the value of the group’s financial assets, liabilities or expected future cash flows. The group enters into derivatives in a well-established entrepreneurial trading operation. In addition, the group has developed a control framework aimed at managing the volatility inherent in certain of its natural business exposures. In accordance with the control framework the group enters into various transactions using derivatives for risk management purposes.
The major components of market risk are commodity price risk, foreign currency exchange risk and interest rate risk, each of which is discussed below.
(i) Commodity price risk
The group’s integrated, supply and trading function is responsible for delivering value across the overall crude, oil products, gas and power supply chains. As such, it routinely enters into spot and term physical commodity contracts in addition to optimising physical storage, pipeline and transportation capacity. These activities expose the group to commodity price risk which is managed by entering into oil and natural gas swaps, options and futures.
The group measures market risk exposure arising from its trading positions in liquid periods using value-at-risk techniques based on Variance/Covariance or Monte Carlo simulation models. These techniques make a statistical assessment of the market risk arising from possible future changes in market prices over a one-day holding period within a 95% confidence level. The value-at-risk measure is supplemented by stress testing and scenario analysis through simulating the financial impact of certain physical, economic and geo-political scenarios. Trading activity occurring in liquid periods is
29. Financial instruments and financial risk factors – continued
subject to value-at-risk and other limits for each trading activity and the aggregate of all trading activity. The board has delegated a limit of $100 million (2019 $100 million) value at risk in support of this trading activity. Alternative measures are used to monitor exposures which are outside liquid periods and for which value-at-risk techniques are not appropriate.
(ii) Foreign currency exchange risk
Since bp has global operations, fluctuations in foreign currency exchange rates can have a significant effect on the group’s reported results and future expenditure commitments. The effects of most exchange rate fluctuations are absorbed in business operating results through changing cost competitiveness, lags in market adjustment to movements in rates and translation differences accounted for on specific transactions. For this reason, the total effect of exchange rate fluctuations is not identifiable separately in the group’s reported results. The main underlying economic currency of the group’s cash flows is the US dollar. This is because bp’s major product, oil, is priced internationally in US dollars. bp’s foreign currency exchange management policy is to limit economic and material transactional exposures arising from currency movements against the US dollar. The group co-ordinates the handling of foreign currency exchange risks centrally, by netting off naturally-occurring opposite exposures wherever possible and then managing any material residual foreign currency exchange risks.
Most of the group’s borrowings are in US dollars or are hedged with respect to the US dollar. At 31 December 2020, the total foreign currency borrowings not swapped into US dollars amounted to $321 million (2019 $219 million). During the year the group issued perpetual subordinated hybrid bonds in euro, sterling and US dollars. Whilst the contractual terms of these instruments allow the group to defer coupon payments and the repayment of principal indefinitely, the group has chosen to manage the foreign currency exposure relating to the non-US dollar hybrid bonds to their respective first call periods.
The group manages the net residual foreign currency exposures by constantly reviewing the foreign currency economic value at risk and aims to manage such risk to keep the 12-month foreign currency value at risk below $400 million. At no point over the past three years did the value at risk exceed the maximum risk limit. A continuous assessment is made in respect to the group’s foreign currency exposures to capture hedging requirements.
During the year, hedge accounting was applied to foreign currency exposure to highly probable forecast capital expenditure commitments. The group fixes the US dollar cost of non-US dollar supplies by using currency forwards for the highly probable forecast capital expenditure; the exposures are in sterling, euro, Australian dollar and Korean won. At 31 December 2020 the most significant open contracts in place were for $124 million sterling (2019 $106 million sterling).
Where the group enters into foreign currency exchange contracts for entrepreneurial trading purposes the activity is controlled using trading value-at-risk techniques as explained in (i) commodity price risk above.
(iii) Interest rate risk
bp is also exposed to interest rate risk from the possibility that changes in interest rates will affect future cash flows or the fair values of its financial instruments, principally finance debt. While the group issues debt and hybrid bonds in a variety of currencies based on market opportunities, it uses derivatives to swap the economic exposure to a floating rate basis, mainly to US dollar floating, but in certain defined circumstances maintains a US dollar fixed rate exposure for a proportion of debt. The proportion of floating rate debt net of interest rate swaps at 31 December 2020 was 45% of total finance debt outstanding (2019 62%). The weighted average interest rate on finance debt at 31 December 2020 was 3% (2019 3%) and the weighted average maturity of fixed rate debt was eight years (2019 five years).
The group’s earnings are sensitive to changes in interest rates on the element of the group’s finance debt that has been swapped to floating rates. If the interest rates applicable to these floating rate instruments were to have changed by one percentage point on 1 January 2021, it is estimated that the group’s finance costs for 2021 would change by approximately $330 million (2019 $419 million).
Financial authorities in the US, UK, EU and other territories are currently undertaking reviews of key interest rate benchmarks such as the London Inter-bank Offered Rate (LIBOR) with a view to replacing them with alternative benchmarks. bp is significantly exposed to benchmark interest rate components; predominantly USD LIBOR, GBP LIBOR, EURIBOR and CHF LIBOR. Following the completion of consultation processes, these financial authorities have begun to announce the timing of both benchmark transitions and continued publication of synthetic benchmarks.
In October 2020 the International Swaps and Derivatives Association (ISDA) published its fallback protocol containing clauses to amend derivative contracts on the cessation of LIBOR should an entity and its counterparties adhere to the protocol. The protocol’s pricing mechanism is at fair market value and bp has signed up to the protocol as this removes transition uncertainty for any interest rate and cross-currency interest rate swap contracts of the Group without fall-back clauses. The ISDA fallback protocol is expected to increase market activity and certainty such that corporates can finalize their plans for implementation of the transition. bp continues to monitor regulatory and market developments over the course of the transition.
In response to the cessation of the interbank offered rates (IBORs), bp has set up an internal working group to monitor market developments and manage the transition to alternative benchmark rates and is currently assessing the impact on contracts and arrangements that are linked to existing interest rate benchmarks, for example, borrowings, leases and derivative contracts. bp is also participating on external committees and task forces dedicated to interest rate benchmark reform.
(b) Credit risk
Credit risk is the risk that a customer or counterparty to a financial instrument will fail to perform or fail to pay amounts due causing financial loss to the group and arises from cash and cash equivalents, derivative financial instruments and deposits with financial institutions and principally from credit exposures to customers relating to outstanding receivables. Credit exposure also exists in relation to guarantees issued by group companies under which the outstanding exposure incremental to that recognized on the balance sheet at 31 December 2020 was $1,405 million (2019 $692 million) in respect of liabilities of joint ventures and associates and $661 million (2019 $523 million) in respect of liabilities of other third parties.
The group has a credit policy, approved by the CFO that is designed to ensure that consistent processes are in place throughout the group to measure and control credit risk. Credit risk is considered as part of the risk-reward balance of doing business. On entering into any business contract the extent to which the arrangement exposes the group to credit risk is considered. Key requirements of the policy include segregation of credit approval authorities from any sales, marketing or trading teams authorized to incur credit risk; the establishment of credit systems and processes to ensure that all counterparty exposure is rated and that all counterparty exposure and limits can be monitored and reported; and the timely identification and reporting of any non-approved credit exposures and credit losses. While each segment is responsible for its own credit risk management and reporting consistent with group policy, the treasury function holds group-wide credit risk authority and oversight responsibility for exposure to banks and financial institutions. Standing credit controls and processes were augmented intra-year given heightened uncertainty from increased oil price volatility and the evolving COVID-19 pandemic. Constraints on incoming credit risks were tightened, credit reporting and frequency was enhanced from the operational to board level, and key credit risk strategies were reviewed and vetted.
29. Financial instruments and financial risk factors – continued
For the purposes of financial reporting the group calculates expected loss allowances based on the maximum contractual period over which the group is exposed to credit risk. Lifetime expected credit losses are recognized for trade receivables and the credit risk associated with the significant majority of financial assets measured at amortized cost is considered to be low. Since the tenor of substantially all of the group's in-scope financial assets is less than 12 months there is no significant difference between the measurement of 12-month and lifetime expected credit losses. Expected loss allowances for financial guarantee contracts are typically lower than their initial fair value less, where appropriate, amortization. Financial assets are considered to be credit-impaired when there is reasonable and supportable evidence that one or more events that have a detrimental impact on the estimated future cash flows of the financial asset have occurred. This includes observable data concerning significant financial difficulty of the counterparty; a breach of contract; concession being granted to the counterparty for economic or contractual reasons relating to the counterparty’s financial difficulty, that would not otherwise be considered; it becoming probable that the counterparty will enter bankruptcy or other financial re-organization or an active market for the financial asset disappearing because of financial difficulties. The group also applies a rebuttable presumption that an asset is credit-impaired when contractual payments are more than 30 days past due. Where the group has no reasonable expectation of recovering a financial asset in its entirety or a portion thereof, for example where all legal avenues for collection of amounts due have been exhausted, the financial asset (or relevant portion) is written off.
The measurement of expected credit losses is a function of the probability of default, loss given default (i.e. the magnitude of the loss after recovery if there is a default) and the exposure at default (i.e. the asset's carrying amount). The group allocates a credit risk rating to exposures based on data that is determined to be predictive of the risk of loss, including but not limited to external ratings. Probabilities of default derived from historical, current and future-looking market data are assigned by credit risk rating with a loss given default based on historical experience and relevant market and academic research applied by exposure type. Experienced credit judgement is applied to ensure probabilities of default are reflective of the credit risk associated with the group's exposures. Credit enhancements that would reduce the group's credit losses in the event of default are reflected in the calculation when they are considered integral to the related asset.
The maximum credit exposure associated with financial assets is equal to the carrying amount. The group does not aim to remove credit risk entirely but expects to experience a certain level of credit losses. As at 31 December 2020, the group had in place credit enhancements designed to mitigate approximately $5.4 billion (2019 $7.0 billion) of credit risk, of which substantially all relates to assets in the scope of IFRS 9's impairment requirements. Credit enhancements include standby and documentary letters of credit, bank guarantees, insurance and liens which are typically taken out with financial institutions who have investment grade credit ratings, or are liens over assets held by the counterparty of the related receivables. Reports are regularly prepared and presented to the GFRC that cover the group’s overall credit exposure and expected loss trends, exposure by segment, and overall quality of the portfolio.
Management information used to monitor credit risk, which reflects the impact of credit enhancements, indicates that the risk profile of financial assets which are subject to review for impairment under IFRS 9 is as set out below.

		%
As at 31 December	2020	2019
AAA to AA-	11%	16%
A+ to A-	59%	51%
BBB+ to BBB-	8%	13%
BB+ to BB-	6%	7%
B+ to B-	13%	11%
CCC+ and below	3%	2%
Movements in the impairment provision for trade and other receivables are shown in Note 21.
Financial instruments subject to offsetting, enforceable master netting arrangements and similar agreements
The following table shows the amounts recognized for financial assets and liabilities which are subject to offsetting arrangements on a gross basis, and the amounts offset in the balance sheet.
Amounts which cannot be offset under IFRS, but which could be settled net under the terms of master netting agreements if certain conditions arise, and collateral received or pledged, are also presented in the table to show the total net exposure of the group.

						$ million
	Gross amounts of recognized financial assets (liabilities)	Amounts set off	Net amounts presented on the balance sheet	Related amounts not set off in the balance sheet		Net amount
At 31 December 2020				Master netting arrangements	Cash collateral (received) pledged
Derivative assets	14,765	(2,019)	12,746	(2,075)	(386)	10,285
Derivative liabilities	(10,414)	2,019	(8,395)	2,075	—	(6,320)
Trade and other receivables	7,667	(3,679)	3,988	(693)	(122)	3,173
Trade and other payables	(7,862)	3,679	(4,183)	693	—	(3,490)
At 31 December 2019
Derivative assets	13,191	(2,724)	10,467	(1,971)	(206)	8,290
Derivative liabilities	(11,445)	2,724	(8,721)	1,971	—	(6,750)
Trade and other receivables	10,661	(5,211)	5,450	(961)	(190)	4,299
Trade and other payables	(10,266)	5,211	(5,055)	961	—	(4,094)
29. Financial instruments and financial risk factors – continued
(c) Liquidity risk
Liquidity risk is the risk that suitable sources of funding for the group’s business activities may not be available. The group’s liquidity is managed centrally with operating units forecasting their cash and currency requirements to the central treasury function. Unless restricted by local regulations, generally subsidiaries pool their cash surpluses to the treasury function, which will then arrange to fund other subsidiaries’ requirements, or invest any net surplus in the market or arrange for necessary external borrowings, while managing the group’s overall net currency positions.
The group benefits from open credit provided by suppliers who generally sell on five to 60-day payment terms in accordance with industry norms. bp utilizes various arrangements in order to manage its working capital and reduce volatility in cash flow. This includes discounting of receivables and, in the supply and trading businesses, managing inventory, collateral and supplier payment terms within a maximum of 60 days.
It is normal practice in the oil and gas supply and trading business for customers and suppliers to utilise letter of credit (LC) facilities to mitigate credit and non-performance risk. Consequently, LCs facilitate active trading in a global market where credit and performance risk can be significant. In common with the industry, bp routinely provides LCs to some of its suppliers.
The group has committed LC facilities totalling $11,325 million (2019 $12,175 million), allowing LCs to be issued for a maximum 24-month duration. There were also uncommitted secured LC facilities in place at 31 December 2020 for $3,460 million (2019 $4,440 million), which are secured against inventories or receivables when utilized. The facilities are held with over 25 international banks. The uncommitted secured LC facilities can only be terminated by either party giving a stipulated termination notice to the other.
In certain circumstances, the supplier has the option to request accelerated payment from the LC provider in order to further reduce their exposure. bp’s payments are made to the provider of the LC rather than the supplier according to the original contractual payment terms. At 31 December 2020, $5,250 million (2019 $4,755 million) of the group’s trade payables subject to these arrangements were payable to LC providers, with no material exposure to any individual provider. If these facilities were not available, this could result in renegotiation of payment terms with suppliers such that settlement periods were shorter.
Standard & Poor’s Ratings long-term credit rating for bp is A- (negative outlook) and Moody’s Investors Service rating is A1 (negative outlook) and the Fitch Ratings' long-term credit rating is A (stable).
During 2020, $14 billion (2019 $8 billion) of long-term taxable bonds were issued with terms ranging from two to thirty years. In addition the group issued perpetual hybrid bonds with a US dollar equivalent value of $11.9 billion. Commercial paper is issued at competitive rates to meet short-term borrowing requirements as and when needed.
As a further liquidity measure, the group continues to maintain suitable levels of cash and cash equivalents, amounting to $31.1 billion at 31 December 2020 (2019 $22.5 billion), primarily invested with highly rated banks or money market funds and readily accessible at immediate and short notice. At 31 December 2020, the group had substantial amounts of undrawn borrowing facilities available, consisting of an undrawn committed $10.0 billion credit facility and $7.6 billion (2019 $7.6 billion) of standby facilities. On 1st March 2021, following an assessment of liquidity requirements, the group replaced these with new facility agreements, consisting of an undrawn committed $8.0 billion credit facility and $4.0 billion of standby facilities. The facilities are available for three and five years respectively at pre-agreed margins and are with 27 international banks, and borrowings under them would be at pre-agreed rates.
For further information on the group's sources and uses of cash see Liquidity and capital resources on page 306.
The group manages liquidity risk associated with derivative contracts, other than derivative hedging instruments, based on the expected maturities of both derivative assets and liabilities as indicated in Note 30. Management does not currently anticipate any cash flows, other than noted below, that could be of a significantly different amount or could occur earlier than the expected maturity analysis provided.
The table below shows the timing of cash outflows relating to finance debt, trade and other payables and accruals. As part of actively managing the group’s debt portfolio it is possible that cash flows in relation to finance debt could be accelerated from the profile provided. As a result of the 19 March 2021 debt buy back (see Note 26 for further information) $1.9 billion equivalent of cash outflows relating to finance debt that are presented in the table with maturities of 2-8 years have occurred within one year of the balance sheet date.

								$ million
				2020				2019
	Trade and other payables[a]	Accruals	Finance debt	Interest on finance debt	Trade and other payables[a]	Accruals	Finance debt[b]	Interest on finance debt
Within one year	33,290	4,650	9,119	1,778	43,699	5,066	10,065	2,037
1 to 2 years	1,728	157	6,292	1,477	1,937	261	6,726	1,641
2 to 3 years	1,590	184	7,031	1,305	1,465	146	7,949	1,409
3 to 4 years	1,332	87	8,047	1,110	1,409	181	7,022	1,172
4 to 5 years	1,335	217	6,652	919	1,332	108	7,554	942
5 to 10 years	4,570	108	22,156	2,408	5,863	231	23,540	1,970
Over 10 years	4,419	99	10,008	1,037	3,957	69	2,497	249
	48,264	5,502	69,305	10,034	59,662	6,062	65,353	9,420
[a] 2020 includes $14,569 million (2019 $16,129 million) in relation to the Gulf of Mexico oil spill, of which $13,160 million (2019 $14,501 million) matures in greater than one year.
29. Financial instruments and financial risk factors – continued
The table below shows the timing of cash outflows for derivative financial instruments entered into for the purpose of managing interest rate and foreign currency exchange risk, whether or not hedge accounting is applied, based upon contractual payment dates. As part of actively managing the group’s debt portfolio it is possible that cash flows in relation to associated derivatives could be accelerated from the profile provided. The amounts reflect the gross settlement amount where the pay leg of a derivative will be settled separately from the receive leg, as in the case of cross-currency swaps hedging non-US dollar finance debt or hybrid bonds. The swaps are with high investment-grade counterparties and therefore the settlement-day risk exposure is considered to be negligible. Not shown in the table are the gross settlement amounts (inflows) for the receive leg of derivatives that are settled separately from the pay leg, which amount to $33,704 million at 31 December 2020 (2019 $24,787 million) to be received on the same day as the related cash outflows. As a result of the termination of derivatives associated with the 19 March 2021 debt buy back (see Note 26 for further information) $1.8 billion of cash outflows that are presented in the table with maturities of 2-8 years and $1.9 billion equivalent of cash inflows on the receive legs have occurred within one year of the balance sheet date.

		$ million
Cash outflows for derivative financial instruments at 31 December	2020	2019
Within one year	2,384	1,678
1 to 2 years	1,976	2,384
2 to 3 years	2,017	2,838
3 to 4 years	3,074	2,906
4 to 5 years	2,582	3,321
5 to 10 years	15,263	10,633
Over 10 years	4,483	2,224
	31,779	25,984
For further information on our derivative financial instruments, see Note 30.